77C Matters submitted to a vote of security holders

Liberty Income Fund  (Fund)
(a) On June 28, 2002, a Special Meeting of Shareholders of the Fund was held to approve the following item, as described in the Proxy Statement for the Meeting. On April 17, 2002, the record date for the Meeting, the Fund had 22,867,540.494 outstanding shares of beneficial interest. The vote cast at the Meeting was as follows:

(b)  not applicable
(c) To approve the Agreement and Plan of Reorganization for Stein Roe Income Fund to acquire Liberty Income Fund.

For:                       8,790,618.361    shares of beneficial interest
                                            being a majority of the shares
                                            represented at the Meeting
Against:                   458,458.760      shares of beneficial interest
Abstain:                   526,370.751      shares of beneficial interest

(d)   not applicable

(proxy statement incorporated herein by reference to Accession Number 0000950135-02-001684)


Liberty High Yield Securities Fund

770 Transactions effected pursuant to Rule 10f-3

On February 14, 2002, Liberty High Yield Securities Fund (Fund) purchased 1,600,000 shares of Collins & Aikman Floorcoverings, Inc. (Securities) for a total purchase price of $1,600,000 from First Boston Corp. pursuant to a public offering in which Fleet Securities, Inc. acted as a participating underwriter. Fleet Securities, Inc. may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Colonial Management Associates, Inc., believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Fleet Securities, Inc. the following is a list of members of the underwriting syndicate for the aforementioned Securities: Credit Suisse First Boston; BNP Paribas, Wachovia Securities; Banc of America Securities, LLC.

Liberty Strategic Income Fund

770 Transactions effected pursuant to Rule 10f-3

On February 14, 2002, Liberty Strategic Income Fund (Fund) purchased
1,400,000 shares of Collins & Aikman Floorcoverings, Inc. (Securities) for a total purchase price of $1,400,000 from First Boston Corp. pursuant to a public offering in which Fleet Securities, Inc. acted as a participating underwriter. Fleet Securities, Inc. may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Colonial Management Associates, Inc., believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Fleet Securities, Inc. the following is a list of members of the underwriting syndicate for the aforementioned Securities: Credit Suisse First Boston; BNP Paribas, Wachovia Securities; Banc of America Securities, LLC.

Liberty High Yield Securities Fund

770 Transactions effected pursuant to Rule 10f-3

On May 14, 2002, Liberty High Yield Securities Fund (Fund) purchased
3,200,000 shares of El Paso Energy Partners (Securities) for a total purchase price of $3,264,000 from First Boston Corp. pursuant to a public offering in which Fleet Securities, Inc. acted as a participating underwriter. Fleet Securities, Inc. may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Colonial Management Associates, Inc., believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Fleet Securities, Inc. the following is a list of members of the underwriting syndicate for the aforementioned Securities: Credit Suisse First Boston; BNP Paribas; Wachovia Securities; Fortis Investment Services LLC;
The Royal Bank of Scotland.

Liberty Strategic Income Fund

770 Transactions effected pursuant to Rule 10f-3

On May 14, 2002, Liberty Strategic Income Fund (Fund) purchased
2,570,000 shares of El Paso Energy Partners (Securities) for a total purchase price of $2,621,400 from First Boston Corp. pursuant to a public offering in which Fleet Securities, Inc. acted as a participating underwriter. Fleet Securities, Inc. may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Colonial Management Associates, Inc., believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Fleet Securities, Inc. the following is a list of members of the underwriting syndicate for the aforementioned Securities: Credit Suisse First Boston; BNP Paribas; Wachovia Securities; Fortis Investment Services LLC;
The Royal Bank of Scotland.

Liberty High Yield Securities Fund

770 Transactions effected pursuant to Rule 10f-3

On May 22, 2002, Liberty High Yield Securities Fund (Fund) purchased
2,000,000 shares of Sybron Dental Specialties, Inc. (Securities) for a total purchase price of $2,000,000 from Paribas LTD pursuant to a public offering in which Fleet Securities, Inc. acted as a participating underwriter. Fleet Securities, Inc. may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Colonial Management Associates, Inc., believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Fleet Securities, Inc. the following is a list of members of the underwriting syndicate for the aforementioned Securities: Credit Suisse First Boston; Goldman, Sachs & Co.; Credit Lyonnais Securities; Robert W. Baird & Co.; Lehman Brothers; Tokyo-Mitsubishi international plc.

Liberty High Yield Securities Fund

770 Transactions effected pursuant to Rule 10f-3

On May 22, 2002, Liberty High Yield Securities Fund (Fund) purchased
2,000,000 shares of Sybron Dental Specialties, Inc. (Securities) for a total purchase price of $2,000,000 from First Boston Corp pursuant to a public offering in which Fleet Securities, Inc. acted as a participating underwriter. Fleet Securities, Inc. may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Colonial Management Associates, Inc., believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Fleet Securities, Inc. the following is a list of members of the underwriting syndicate for the aforementioned Securities: Credit Suisse First Boston; Goldman, Sachs & Co.; Credit Lyonnais Securities; Robert W. Baird & Co.; Lehman Brothers; Tokyo-Mitsubishi international plc.

Liberty High Yield Securities Fund

770 Transactions effected pursuant to Rule 10f-3

On June 19, 2002, Liberty High Yield Securities Fund (Fund) purchased
715,000 shares of Encore Acquisition Co. (Securities) for a total purchase price of $715,000 from BNY Capital Markets pursuant to a public offering in which Fleet Securities, Inc. acted as a participating underwriter. Fleet Securities, Inc. may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Colonial Management Associates, Inc., believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Fleet Securities, Inc. the following is a list of members of the underwriting syndicate for the aforementioned Securities: Credit Suisse First Boston; Goldman, Sachs & Co.; Deutsche Bank Securities; Wachovia Securities; Fortis Investment Services LLC; Frost Securities, Inc.; Comerica Securities; BNP Paraibas.

Liberty High Yield Securities Fund

770 Transactions effected pursuant to Rule 10f-3

On June 19, 2002, Liberty High Yield Securities Fund (Fund) purchased
1,395,000 shares of Encore Acquisition Co. (Securities) for a total purchase price of $1,395,000 from First Boston Corp pursuant to a public offering in which Fleet Securities, Inc. acted as a participating underwriter. Fleet Securities, Inc. may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Colonial Management Associates, Inc., believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Fleet Securities, Inc. the following is a list of members of the underwriting syndicate for the aforementioned Securities: Credit Suisse First Boston; Goldman, Sachs & Co.; Deutsche Bank Securities; Wachovia Securities; Fortis Investment Services LLC; Frost Securities, Inc.; Comerica Securities; BNP Paraibas.

Liberty High Yield Securities Fund

770 Transactions effected pursuant to Rule 10f-3

On June 19, 2002, Liberty High Yield Securities Fund (Fund) purchased
360,000 shares of Encore Acquisition Co. (Securities) for a total purchase price of $360,000 from Societe General pursuant to a public offering in which Fleet Securities, Inc. acted as a participating underwriter. Fleet Securities, Inc. may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Colonial Management Associates, Inc., believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Fleet Securities, Inc. the following is a list of members of the underwriting syndicate for the aforementioned Securities: Credit Suisse First Boston; Goldman, Sachs & Co.; Deutsche Bank Securities; Wachovia Securities; Fortis Investment Services LLC; Frost Securities, Inc.; Comerica Securities; BNP Paraibas.

Liberty Strategic Income Fund

770 Transactions effected pursuant to Rule 10f-3

On June 19, 2002, Liberty Strategic Income Fund (Fund) purchased
1,065,000 shares of Encore Acquisition Co. (Securities) for a total purchase price of $1,065,000 from First Boston Corp. pursuant to a public offering in which Fleet Securities, Inc. acted as a participating underwriter. Fleet Securities, Inc. may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Colonial Management Associates, Inc., believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Fleet Securities, Inc. the following is a list of members of the underwriting syndicate for the aforementioned Securities: Credit Suisse First Boston; Goldman, Sachs & Co.; Deutsche Bank Securities; Wachovia Securities; Fortis Investment Services LLC; Frost Securities, Inc.; Comerica Securities; BNP Paraibas.

Liberty Strategic Income Fund

770 Transactions effected pursuant to Rule 10f-3

On June 19, 2002, Liberty Strategic Income Fund (Fund) purchased
275,000 shares of Encore Acquisition Co. (Securities) for a total purchase price of $275,000 from Societe General pursuant to a public offering in which Fleet Securities, Inc. acted as a participating underwriter. Fleet Securities, Inc. may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Colonial Management Associates, Inc., believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Fleet Securities, Inc. the following is a list of members of the underwriting syndicate for the aforementioned Securities: Credit Suisse First Boston; Goldman, Sachs & Co.; Deutsche Bank Securities; Wachovia Securities; Fortis Investment Services LLC; Frost Securities, Inc.; Comerica Securities; BNP Paraibas.

Liberty Strategic Income Fund

770 Transactions effected pursuant to Rule 10f-3

On June 19, 2002, Liberty Strategic Income Fund (Fund) purchased
545,000 shares of Encore Acquisition Co. (Securities) for a total purchase price of $545,000 from BNY Capital Markets pursuant to a public offering in which Fleet Securities, Inc. acted as a participating underwriter. Fleet Securities, Inc. may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Colonial Management Associates, Inc., believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Fleet Securities, Inc. the following is a list of members of the underwriting syndicate for the aforementioned Securities: Credit Suisse First Boston; Goldman, Sachs & Co.; Deutsche Bank Securities; Wachovia Securities; Fortis Investment Services LLC; Frost Securities, Inc.; Comerica Securities; BNP Paraibas.

Liberty Strategic Income Fund

770 Transactions effected pursuant to Rule 10f-3

On April 11, 2002, Liberty Strategic Income Fund (Fund) purchased 4,250,000 shares of Starwood Hotel Resorts (Securities) for a total purchase price of $4,228,028 from Lehman Brothers pursuant to a public offering in which Fleet Securities, Inc. acted as a participating underwriter. Fleet Securities, Inc. may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Colonial Management Associates, Inc., believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Fleet Securities, Inc. the following is a list of members of the underwriting syndicate for the aforementioned Securities: Lehman Brothers; Deutsche Bank Securities; JP Morgan; SG Cowen; Bank of America Securities LLC; Credit Lyonnais Securities; BMO Nesbitt Burns; Bear, Stearns & Co., Inc.; Scotia Capital

Liberty High Yield Securities Fund

770 Transactions effected pursuant to Rule 10f-3

On April 11, 2002, Liberty High Yield Securities Fund (Fund) purchased 4,750,000 shares of Starwood Hotel Resorts (Securities) for a total purchase price of $4,725,443 from Lehman Brothers pursuant to a public offering in which Fleet Securities, Inc. acted as a participating underwriter. Fleet Securities, Inc. may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Colonial Management Associates, Inc., believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Fleet Securities, Inc. the following is a list of members of the underwriting syndicate for the aforementioned Securities: Lehman Brothers; Deutsche Bank Securities; JP Morgan; SG Cowen; Bank of America Securities LLC; Credit Lyonnais Securities; BMO Nesbitt Burns; Bear, Stearns & Co., Inc.; Scotia Capital

Liberty Income Fund

770 Transactions effected pursuant to Rule 10f-3

On April 11, 2002, Liberty Income Fund (Fund) purchased 1,000,000 share of Starwood Hotel Resorts (Securities) for a total purchase price of $994,830 from Lehman Brothers pursuant to a public offering in which Fleet Securities, Inc. acted as a participating underwriter. Fleet Securities, Inc. may be considered to be an affiliate of the Fund.

The following information was collected pursuant to Rule 10f-3 procedures adopted by the Fund's Trustees:

o The Fund's advisor, Colonial Management Associates, Inc., believed that the gross underwriting spread associated with the purchase of the Securities was reasonable and fair compared to the spreads in connection with similar underwritings of similar securities being sold during a comparable period of time;

o The Securities were offered pursuant to an underwriting or similar agreement under which the underwriters were committed to purchase all of the Securities being offered;

o The issuer of the Securities has been in continuous operation for at least three years;

o The amount of Securities purchased did not exceed 25% of the amount of the offering;

o The Securities were to be purchased at not more than the public offering price no later than the first day of the offering.

Along with Fleet Securities, Inc. the following is a list of members of the underwriting syndicate for the aforementioned Securities: Lehman Brothers; Deutsche Bank Securities; JP Morgan; SG Cowen; Bank of America Securities LLC; Credit Lyonnais Securities; BMO Nesbitt Burns; Bear, Stearns & Co., Inc.; Scotia Capital